Events After The Balance Sheet Date	12 Months Ended
Dec. 31, 2019
Text Block [Abstract]
Events After The Balance Sheet Date
26.	Events after the balance sheet date

Where events occurring after the balance sheet date provide evidence of conditions that existed at the end of the reporting period, the impact of these events is adjusted within the financial statements. Otherwise, events after the balance sheet date of a material size or nature are disclosed below.

Dividend
On 30 January 2020 Unilever announced a quarterly dividend with the 2019 fourth quarter results of €0.4104 per NV ordinary share and £0.3472 per PLC ordinary share.

The total value of the announced dividend is €1,073

million.